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                                                                    EXHIBIT 99.2

                                    GUARANTY

      This Guaranty ("Guaranty") is executed and effective as of the 30th day of January, 2004 ("Effective Date") by Noble Energy, Inc. ("Guarantor"), a Delaware corporation, in favor of the Agent and each Lender party to the Term Loan Agreement dated as of January 30, 2004 among Noble Energy Mediterranean Ltd. ("Borrower"), the Lenders party thereto and Sumitomo Mitsui Banking Corporation as agent for the Lenders (the "Agreement"). Terms defined in the Agreement and used herein without definition shall have the meanings assigned in the Agreement.

      WHEREAS, pursuant to the Agreement the Lenders may extend a term loan of up to $30,000,000 to the Borrower; and

      WHEREAS, the Borrower is a 100% owned subsidiary of the Guarantor; and

      WHEREAS, it is a condition precedent to the obligation of the Lenders to extend credit under the Agreement that the Guarantor execute and deliver this Guaranty.

      NOW, THEREFORE, in consideration of the premises and for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1. GUARANTY OF PAYMENT. Guarantor unconditionally and absolutely guarantees the punctual payment when due of Borrower's payment obligations (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) and the timely performance of all other obligations under the Agreement, as the Agreement may be amended or modified from time to time (collectively, the "Guaranteed Obligations"). This is a guaranty of payment and not of collection and is a continuing guaranty and shall apply to all Guaranteed Obligations whenever arising. Should any Guaranteed Obligations not be paid when due, the Lenders may proceed against Guarantor for such Guaranteed Obligations without notice to, and without any proceeding or action against, Borrower.

2. WAIVER BY GUARANTOR. Guarantor waives (a) notice of acceptance of this Guaranty, of the creation or existence of any of the Guaranteed Obligations, or of any action by any Lender in reliance hereon or in connection herewith, or (b) presentment and demand for payment or performance of any of the Credit Party Obligations; (c) protest and notice of dishonor or of default with respect to the Guaranteed Obligations or with respect to any security therefor; (d) notice of the Lenders obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Guaranteed Obligations, or the Lenders' subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which such Guarantor might otherwise be entitled.

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3. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. The Guarantor agrees that this Guaranty may be enforced by the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any other of the Loan Documents or any collateral, if any, hereafter securing the Guaranteed Obligations or otherwise and each Guarantor hereby waives the right to require the Lenders to proceed against the Borrower or any other person or to require the Lenders to pursue any other remedy or enforce any other right. The Guarantor further agrees that nothing contained herein shall prevent the Lenders from suing on the Notes or any of the other Loan Documents or foreclosing any security interest in or lien on any collateral, if any, securing the Guaranteed Obligations or from exercising any other rights available to it under the Agreement, the Notes, any other of the Loan Documents, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of such Guarantor's obligations hereunder; it being the purpose and intent of the Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower or by reason of the bankruptcy or insolvency of the Borrower. The Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty. All dealings between the Borrower and the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor agrees that, as between the Guarantor, on the one hand, and the Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Article VIII of the Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VII) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Guaranteed Obligations from becoming automatically due and payable) as against any other person and that, in the event of such declaration (or such Guaranteed Obligations being deemed to have become automatically due and payable), such Guaranteed Obligations (whether or not due and payable by any other person) shall forthwith become due and payable by the Guarantor.

4. SET OFF. The Guarantor further agrees that, in addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held

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or owing by such Lender (including, without limitation, branches, agencies or affiliates of such Lender wherever located) to or for the credit or the account of the Guarantor against its obligations to the Lenders hereunder, irrespective of whether the Agent or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto.

5. MODIFICATIONS. The Guarantor agrees that (a) all or any part of the collateral, if any, now or hereafter held for the Guaranteed Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Guaranteed Obligations or the properties subject thereto; (c) the time or place of payment of the Guaranteed Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrower and any other party liable for payment under the Loan Documents may be granted indulgences generally; (e) any of the provisions of the Notes or any of the other Loan Documents may be modified, amended or waived, provided that the Guarantor's consent shall be obtained if such a modification or amendment increases the principal amount of the Guaranteed Obligations; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrower or any other party liable for the payment of the Guaranteed Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Guaranteed Obligations, all without notice to or further assent by the Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

6. REINSTATEMENT. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment by Borrower of any of the Guaranteed Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or otherwise required to be returned, refunded or repaid upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any other guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any other guarantor or any substantial part of its property or otherwise, all as though such payment or payments had not been made and the Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable counsel costs) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

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7. SUBROGATION. Guarantor shall be subrogated to all rights of the Agent and the
Lenders against Borrower in respect of any amounts paid by Guarantor pursuant to this Guaranty; provided, however, that Guarantor waives any rights it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all of the Guaranteed Obligations shall have been irrevocably paid to Lender in full. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be applied to the Guaranteed Obligations.

8. REPRESENTATIONS AND WARRANTIES.

(a) Organization, etc. The Guarantor and each of its Restricted Subsidiaries is a corporation, partnership, limited partnership or limited liability company, as the case may be, validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Guarantor is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its obligations under this Guaranty and to conduct its business substantially as currently conducted by it (except where the failure to be so qualified to do business or be in good standing or to hold any such licenses, permits and other approvals will not have a Material Adverse Effect).

(b) Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Guarantor's Organic Documents; (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Guarantor; or (iii) result in, or require the creation or imposition; of, any Lien on any of the Guarantor's properties.

(c) Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Guarantor of this Guaranty, except as have been obtained.

(d) Validity, etc. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms except as
(i) enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(e) Financial Information. The balance sheets of the Guarantor and each of its consolidated Subsidiaries as at September 30, 2003 and the related statements of earnings and cash flow, copies of which have been furnished to the Agent and each Lender, have

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been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

(f) No Material Adverse Change. As of the date hereof, since the date of the financial statements described in-clause a there has been no material adverse change in the financial condition, operations, assets, business or properties of the Guarantor and its Restricted Subsidiaries (on a consolidated basis).

9. COVENANTS. The Guarantor agrees with the Agent and each Lender that, until all Commitments have terminated and all Guaranteed Obligations have been paid and performed in full, the Guarantor will perform the obligations set forth as follows:

(a) Financial Information, Reports, Notices, etc. The Guarantor will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

      (i) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Guarantor, consolidated balance sheets of the Guarantor and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of the Guarantor and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the Guarantor as having been prepared in accordance with GAAP;

            as soon as available and in any event within 90 days after the end of each Fiscal Year of the Guarantor, a copy of the annual audit report for such Fiscal Year for the Guarantor and its Subsidiaries, including therein consolidated balance sheets of the Guarantor and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Guarantor and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) as having been prepared in accordance with GAAP in a manner acceptable to the Agent and the Required Lenders by independent public accountants of recognized national standing;

            as soon as available and in any at the time of each delivery of financial reports under subclauses (i) and (ii) above, a certificate, executed by the chief financial Authorized Officer of the Guarantor, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in Section
            7.2.3 of the Term Loan Agreement;

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      (iv)  promptly, and in any event within three Business Days after an
            Authorized Officer of the Guarantor or any of its Subsidiaries becomes aware of the existence of the occurrence of each Default, a statement of the chief executive officer or the chief financial Authorized Officer of the Guarantor setting forth details of such Default and the action which the Guarantor has taken and proposes to take with respect thereto;

      (v) promptly, and in any event within three Business Days after an Authorized Officer of the Guarantor or any of its Subsidiaries becomes aware of (x) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7 of the Term Loan Agreement which would have or reasonably be expected to have a Material Adverse Effect, or (y) the commencement of any material labor controversy, litigation, action, proceeding of the type described in Section 6.7 of the Term Loan Agreement which would have or reasonably be expected to have a Material Adverse Effect, notice thereof and copies of all documentation relating thereto requested by the Agent or any Lender;

      (vi) promptly after the sending or filing thereof, copies of all reports and registration statements which the Guarantor or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange; and

      (vii) immediately upon becoming aware of the institution of any steps by the Guarantor or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Guarantor furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Guarantor of any liability, fine or penalty, or any increase in the contingent liability of the Guarantor with respect to any post-retirement Welfare Plan benefit which would have or could reasonably be expected to have a Material Adverse Effect, notice thereof and copies of all documentation relating thereto.

10. NOTICES. All demands, notices and other communications provided for hereunder shall be (a) in writing addressed to the party receiving the notice at the address set forth below or at such other address as may be designated by written notice, from time to time, to the other party, and (b) effective upon delivery, when mailed by U.S. mail, registered or certified, return receipt requested, postage prepaid, personally delivered, or delivered via facsimile. Notices shall be sent to the following addresses:

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IF TO THE AGENT OR THE LENDERS

      SUMITOMO MITSUI BANKING CORPORATION
      277 Park Avenue
      New York, NY 10172
      Attention: Robert Dupree
            Tel: (212) 224-4159
            Fax: (212) 224-4384

      IF TO GUARANTOR:

      Noble Energy, Inc.
      Attention: James McElvany, Vice President and Chief Financial Officer 100 Glenborough, Suite 100
      Houston, TX 77067-3610
      Telefax: 281-872-3112

11. WAIVER; REMEDIES. Except as to applicable statutes of limitation, no failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

12. ASSIGNMENT; SUCCESSORS AND ASSIGNS. The Agent and the Lenders may, upon notice to Guarantor, assign their rights hereunder in accordance with the terms of the Agreement without the consent of Guarantor. Subject to the foregoing, this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

13. GOVERNING LAW. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW.

13. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER, THE AGENT, AND EACH LENDER HEREBY EXPRESSLY

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AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW
YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER, THE AGENT, AND EACH LENDER FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTOR, THE AGENT, AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

14. WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY OR BY WHICH IT HAS AGREED TO BE BOUND) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THE AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

14. Entire Agreement. This Guaranty constitutes the entire agreement among the parties and supersedes and cancels any prior agreements, undertakings, declarations and representations, whether written or oral, regarding the subject matter of this Guaranty.

15. Severability. If any provision of this Guaranty is found by a court of competent jurisdiction to be void, illegal or otherwise unenforceable in that jurisdiction, such

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provision, to the extent of its invalidity, shall be severed from this Guaranty and be ineffective in that jurisdiction; provided, however, that such finding shall not affect the validity, legality or enforceability of such provision in any other jurisdiction or the validity, legality or enforceability of any other provision of this Guaranty.

16. NET PAYMENT. All payments by the Guarantor hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Guarantor will, within fifteen days (a) pay directly to the relevant authority the full amount required to be so withheld or deducted; (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

If any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Guarantor will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted; provided that, other than with respect to the payment of any Israeli withholding Taxes, the Guarantor will not be obligated to pay such additional amounts to the Agent or such Lender to the extent that such additional amounts shall have been incurred as a consequence of the Agent's or such Lender's gross negligence or willful misconduct, as the case may be.

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed effective as of the Effective Date.

                                         NOBLE ENERGY, INC.

                                         By: /s/ James L. McElvany
                                             -----------------------------------
                                             James L. McElvany
                                             Sr. VP, CFO & Treasurer


                                         By: /s/ Charles D. Davidson
                                             -----------------------------------
                                             Charles D. Davidson
                                             Chairman, President & CEO



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